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                                                                 Exhibit 10.1(c)

                       AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT

      THIS AMENDMENT NO. 3 (this "Amendment") to the Employment Agreement, by and among MAPCO Express, Inc., ("Employer"), Delek US Holdings, Inc. ("Delek US") and Uzi Yemin ("Employee), entered into and effective as of May 1, 2004, and amended effective as of September 15, 2005 and February 1, 2006 (the "Employment Agreement"), is dated as of April 17, 2006.

      WHEREAS, Employee, Employer and Delek US are parties to the Employment Agreement; and

      WHEREAS, Employee, Employer and Delek US desire to amend certain terms of the Employment Agreement as described below.

      NOW THEREFORE, in consideration of the mutual promises set forth in this Amendment and intending to be legally bound, Employee, Employer and Delek US agree as follows:

      1. Section 2(c)(2) of the Employment Agreement is hereby amended by deleting the text of the section in its entirety and replacing it with:

            "Housing Allowance. Employer will provide Employee with a company-provided house, rent-free, located at 108 River Court, Nashville, TN 37221-6701, or such other location reasonably acceptable to Employee.

      2. This Amendment to the Employment Agreement shall have effect as of the date hereof.

      3. Except as otherwise provided herein, the Employment Agreement shall continue unchanged and in full force and effect.

      4. This Amendment may be executed in counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

                            [Signature Page Follows]


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      IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 to
Employment Agreement as of the date first above written.

                                        MAPCO EXPRESS, INC.


                                        By: /s/ Lynwood E. Gregory III
                                            ------------------------------------
                                            Name:  Lynwood E. Gregory III
                                            Title: EVP


                                        By: /s/ Tony McLarty
                                            ------------------------------------
                                            Name:  Tony McLarty
                                            Title: VP


                                        DELEK US HOLDINGS, INC.


                                        By: /s/ Lynwood E. Gregory III
                                            ------------------------------------
                                            Name:  Lynwood E. Gregory III
                                            Title: EVP


                                        By: /s/ Tony McLarty
                                            ------------------------------------
                                            Name:  Tony McLarty
                                            Title: VP


                                        /s/ Uzi Yemin
                                        ------------------------------------
                                        Uzi Yemin